UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to 240.14a-12

Fairmount Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 14, 2011

Dear Stockholder:

We cordially invite you to attend the first Annual Meeting of Stockholders of Fairmount Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, Maryland, at 4:00 p.m., Eastern Time, on February 23, 2011.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2010 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

It is important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you will be able to attend the Annual Meeting in person. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Your continued support of and interest in our Company are sincerely appreciated.

Sincerely,

/s/ Joseph M. Solomon

Joseph M. Solomon
President and Chief Executive Officer

Fairmount Bancorp, Inc.

8216 Philadelphia Road

Baltimore, Maryland 21237

410-866-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 23, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of Fairmount Bancorp, Inc. (the “Company”) will be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, MD, at 4:00 p.m. (local time) on February 23, 2011.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	to elect two directors to the Board of Directors, each for a three-year term;

2.	to ratify the appointment of Smith Elliott Kearns & Company, LLC as the independent registered public accounting firm for the Company for the year ending September 30, 2011;

3.	to adopt a non-binding resolution to approve the compensation of our named executive officers;

4.	to consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers;

5.	to approve the Fairmount Bancorp, Inc. 2010 Stock Option Plan;

6.	to approve the Fairmount Bancorp, Inc. 2010 Recognition and Retention Plan and Trust Agreement; and

7.	such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 4, 2011 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Edward J. Lally

Edward J. Lally
Corporate Secretary

January 14, 2011

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 23, 2011: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FAIRMOUNT BANCORP’S ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT HTTP://WWW.CFPPROXY.COM/6839.

PROXY STATEMENT

Fairmount Bancorp, Inc.

8216 Philadelphia Road

Baltimore, MD 21237

410-866-4500

ANNUAL MEETING OF STOCKHOLDERS

February 23, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fairmount Bancorp, Inc. (the “Company”) to be used at the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, MD, at 4:00 p.m. (local time) on February 23, 2011, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 14, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your proxy to our corporate secretary in order for your vote to be counted. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

If your shares of common stock are held in “street name” by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting. If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on January 4, 2011 (the “Record Date”), are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 444,038 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the two nominees proposed by the Board of Directors, to “WITHHOLD AUTHORITY” to vote for all the nominees being proposed or to vote “FOR ALL EXCEPT” one or more of the nominees being proposed. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of shares voted at the Annual Meeting, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of the independent registered public accounting firm, and the non-binding resolution to approve the compensation of our named executive officers, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The ratification of the independent registered public accounting firm and the non-binding resolution to approve the compensation of our named executive officers each must be approved by the affirmative vote of a majority of the shares voted at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years or every year) will be the frequency that stockholders approve, without regard to broker non-votes or proxies marked “ABSTAIN.”

Because the votes on the non-binding resolution to approve the compensation of our named executive officers and the frequency of the vote on such compensation are advisory, they will not be binding on the Board of Directors of the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

As to the approval of each of the Company’s 2010 Stock Option Plan and 2010 Recognition and Retention Plan and Trust Agreement, by checking the appropriate box, a stockholder may: (1) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. Under applicable law, the approval of each of these matters shall be determined by a majority of the total votes eligible to be cast at the Annual Meeting. Because of the required vote, abstentions and “broker non-votes” will have the same affect as a vote against these proposals. For the same reason, the failure of any stockholder to vote by proxy or in person at the Annual Meeting will also have the effect of a vote against the proposals to approve the 2010 Stock Option Plan and the 2010 Recognition and Retention Plan and Trust Agreement.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors, the non-binding resolution to approve the compensation of our named executive officers, the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, and the proposals to approve the 2010 Stock Option Plan and 2010 Recognition and Retention Plan and Trust Agreement are considered “non-discretionary” for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Annual Meeting. You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares, or else your shares will be considered “broker non-votes.”

The expense or preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. Phoenix Advisory Partners will assist in the solicitation of proxies. We will pay Phoenix Advisory Partners a fee of approximately $4,500, plus reimbursement of certain out-of-pocket expenses, and will indemnify Phoenix Advisory Partners against any losses arising out of their proxy solicitation services on our behalf.

Additional solicitations may be made by telephone, facsimile or other contact by certain of our directors, officers, other regular employees or agents, none of whom will receive the additional compensation for their proxy solicitation efforts. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the Company’s Employee Stock Ownership Plan

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is February 16, 2011.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND

EXECUTIVE OFFICERS

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of five members. Our Articles of Incorporation provide that the Board of Directors serve three-year staggered terms so that approximately one-third of the directors are elected at each annual meeting. The Nominating and Corporate Governance Committee of the Board of Directors has nominated to serve as directors William G. Yanke and Joseph M. Solomon, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a three-year period and until his successor has been elected and shall qualify.

Consistent with our Corporate Governance Guidelines, which are available on our website at http://www.fairmountbank.com, the Nominating and Corporate Governance Committees seeks to nominate candidates with diverse experiences and perspectives and who have both the ability to contribute to some or various aspects of our business and a willingness to make the significant commitment of time and effort required of our directors. Each of the nominees listed below possess these attributes.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Nominees for Director for a Three-Year Term Expiring 2014

Name	Age and Principal Occupation During the Past Five Years
William G. Yanke

Director of Fairmount Bank since 1998. Chairman of the Board of both Fairmount Bancorp, Inc. since inception in November 2009, and Fairmount Bank since 1998. Mr. Yanke is a Certified Public Accountant and has conducted an accounting practice since 1974. Age 65.(1) Mr. Yanke’s accounting experience and contacts in the local community are among his qualifications to serve on the Board and provide significant value to the Board.

Joseph M. Solomon

Director of Fairmount Bank since 2007. President, Chief Executive Officer of Fairmount Bancorp, Inc. since inception in November 2009, and Fairmount Bank since 2007. Mr. Solomon is responsible for overseeing the day to day operations of the Company and Fairmount Bank. Previously, Mr. Solomon served as President, Chief Executive Officer and a director of Valley Bancorp, Inc. and its subsidiary, Valley Bank of Maryland, from 1997 to 2007, when the companies were sold in a negotiated acquisition. Age 60.(1) Mr. Solomon’s banking experience and his knowledge of local markets are among his qualifications to serve on the Board and provide significant value to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED

IN THIS PROXY STATEMENT.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2012

Name	Age and Principal Occupation During the Past Five Years
Edward J. Lally

Director of Fairmount Bank since 1995. Secretary of Fairmount Bancorp, Inc. since inception in November 2009, and Fairmount Bank since 2002. Mr. Lally receives no compensation for his service as Secretary. Mr. Lally has been the President/Owner of Master Graphics, Inc., a printing and graphic design company since 1979. Age 63. Mr. Lally’s business experience and contacts in the local community are among his qualifications to serve on the Board and provide significant value to the Board.

Mary J. Craig

Director of Fairmount Bank since 2005. Ms. Craig has served as Administrative Law Judge for the Maryland Office of Administrative Hearings since 2005. Prior to that, she was an attorney in private practice. Age 58.(1) Ms. Craig’s legal experience and contacts in the local community are among her qualifications to serve on the Board and provide significant value to the Board.

Director Whose Term Expires In 2013

Jay T. French

Director of the Company and Fairmount Bank since December 15, 2010. Mr. French has been retired since 2009. From 1982 until his retirement, he was President of The French Development Co., a real estate development company in Baltimore, Maryland, and Corporate Secretary of Tower Management Co., a property management company in Baltimore. Prior to that, Mr. French was a practicing attorney in Baltimore and Washington, D.C. Age 68.(1) Mr. French’s experience in the real estate industry and his contacts in the local business community are among his qualifications to serve on the Board and provide significant value to the Board.

(1)	At September 30, 2010.

Board Independence

Since our common stock is quoted on the Over-the-Counter Electronic Bulletin Board, we are not subject to certain rules respecting the independence of directors applicable to companies traded on the Nasdaq Stock Market or on a national securities exchange. However, the Board of Directors has determined that each of our directors, with the exception of Mr. Solomon and Mr. Lally, is “independent” as defined in the listing standards of the Nasdaq stock market. Mr. Solomon and Mr. Lally are not independent because Mr. Solomon serves as a compensated executive officer of the Company and Fairmount Bank and Mr. Lally serves as the non-compensated Secretary of the Company and Fairmount Bank and provides printing services to Fairmount Bank.

In determining the independence of director, the Board of Directors reviewed and considered loans to the Company’s independent directors which loans were reviewed by the Board in the ordinary course of business. See “Transactions with Certain Related Persons.”

Executive Officer Who Is Not Also A Director

Jodi L. Beal, CPA, age 40, has served as Vice President, Chief Financial Officer and Treasurer of Fairmount Bancorp, Inc. since its inception in November and Vice President, Chief Financial Officer and Treasurer of Fairmount Bank since September 2009. Ms. Beal served as Acting Chief Financial Officer of Fairmount Bank from September 2005 until September 2009. From 1998 until June 2005, she served as Senior Vice President and Chief Financial Officer of The Bank of Delmarva, Salisbury, Maryland and as Vice President and Secretary of Delmar Bancorp, the holding company for The Bank of Delmarva.

Directors Compensation

Our directors are not compensated separately by Fairmount Bancorp, Inc., but serve on the Board of Directors and are compensated by Fairmount Bank. We do not anticipate paying separate compensation to the Company’s directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Fairmount Bank. We may determine that such compensation is appropriate in the future.

Each director of Fairmount Bank, other than the chairman receives $600 for each Board meeting attended. The Chairman receives $900 for each meeting attended, and $300 for each committee meeting attended, other than the Nominating and Corporate Governance Committee.

Director Summary Compensation Table. The following table sets forth the compensation paid to our directors for the fiscal year ended September 30, 2010, except for Mr. Solomon whose compensation is set forth below under “Executive Compensation”.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
William G. Yanke	$15,400	$-	$15,400
Edward J. Lally	10,500	17,570(1)	28,070
Mary J. Craig	9,700	-	9,700
James E. Elliott (2)	10,900	-	10,900

(1)	Payments for printing services to Fairmount Bank.
(2)	On August 18, 2010, Mr. Elliott resigned as a member of the boards of directors of the Company and Fairmount Bank.

Committees and Meetings of the Board of Directors

We conduct business through meetings of our board of directors and its committees. During the year ended September 30, 2010, the Board of Directors of Fairmount Bancorp, Inc. met two times, and the Board of Directors of Fairmount Bank met 12 times.

Membership on Certain Board Committees. The Board of Directors of Fairmount Bancorp, Inc. has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William G. Yanke	*	*	*
Edward J. Lally
Mary J. Craig	*	*	*
Joseph M. Solomon
Jay T. French	*	*	*

The Audit Committee

The Board of Directors has a separately designated standing Audit Committee established in accordance with the Securities and Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, internal audit function and our systems of internal accounting and financial controls. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Company’s Board of Directors has designated William G. Yanke as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

The Audit Committee of the Company met one time during the year ended September 30, 2010. The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company. The Audit Committee Charter is available on our website at http://www.fairmountbank.com.

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in developing compensation philosophy, criteria, goals and policies for the Company’s executive officers that reflect the values and strategic objective of the Company and Fairmount Bank. The Committee reviews the performance of and annually recommends to the full Board the compensation and benefits of the Company’s executive officers (including the Chief Executive Officer). The Committee administers the Company’s compensation plans, including any stock option and stock award plans, the ESOP, and other incentive plans. The Committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee recommends to the full Board the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board.

The Compensation Committee does not delegate to Company or Fairmount Bank officers its authority in compensation matters. The role of management, including the Chief Executive Officer, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into Committee decisions. The Committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the Committee in its work. In this connection, the Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the Committee in fulfilling its responsibilities. During the year ended September 30, 2010, the Committee did not retain a compensation and benefits consultant. The Compensation Committee is comprised of three members (Messrs. Yanke and French and Ms. Craig), and each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Compensation Committee did not meet during the year ended September 30, 2010. The Board of Directors has adopted a written charter for the Committee, which is http://www.fairmountbank.com.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in:

•	identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•	recommending to the Board the director nominees for the next annual meeting;

•	implementing policies and practices relating to corporate governance, including implementation of an monitoring adherence to corporate governance guidelines;

•	leading the Board in its annual review of the Board’s performance; and

•	recommending director nominees for each committee.

The Nominating and Corporate Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee solicits suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee seeks to identify candidates who at a minimum satisfy the following criteria:

•	have the highest personal and professional ethics and integrity and whose values are compatible with the Board’s;

•	have had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	are willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	are familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	are involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

The Nominating and Corporate Governance Committee is currently comprised of three directors, and each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the Committee, which is available on our website at http://www.fairmountbank.com. The Committee did not meet during the year ended September 30, 2010.

Board Leadership Structure

At the first meeting of each newly elected Board of Directors, or at such other time when there is vacancy, the Board solicits input and nominations from its members and elects one of its members as Chairman to serve at the Board’s pleasure. The Chairman presides over each Board meeting and performs such other duties as may be incident to the office.

Although our Bylaws and Corporate Governance Guidelines would allow our Chairman to hold the position of Chief Executive Officer, it is current policy of the Board to separate these offices. This separation allows our Chairman to maintain an independent role in management oversight.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day to day management of risks faced by the Company and Fairmount Bank, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company and Fairmount Bank. Joseph M. Solomon, our President and Chief Executive Officer, serves on our Board of Directors and discusses with the Board the strategies and risks facing the Company and Fairmount Bank The Board of Directors of Fairmount Bank also conducts risk oversight separate from the Company.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees and the evaluation and recommendation of corporate governance policies. The Nominating and Corporate Governance Committee Charter is available on our website at http://www.fairmountbank.com.

If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 8216 Philadelphia Road, Baltimore, MD 21237. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•

the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.” No submission for Board nominees was received by the Company for the Annual Meeting.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers. The Board of Directors has also adopted a Code of Ethics and Business Conduct that applies to all officers, other employees and directors. Copies of both codes of ethics are available on our website at http://www.fairmountbank.com. Any waiver or substantial amendments of the codes of ethics applicable to our directors and executive officers also will be disclosed on our website.

Directors’ Attendance at Annual Meetings

This is our first annual meeting following the Company’s initial public offering completed in June 2010. Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will attend.

Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 2010 and 2009, certain information as to the total compensation paid to Joseph M. Solomon, the Company’s President and Chief Executive Officer and Jodi L. Beal, the Company’s Vice President and Chief Financial Officer. No other executive officer received total compensation exceeding $100,000 for the 2010 and 2009 fiscal years.

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation	Total

Joseph M. Solomon, President and Chief Executive Officer	2010 2009	$135,290(1) 130,279(1)	$18,841 24,428	$24,349(2) 1,352(2)	$178,480 155,909
Jodi L. Beal, Vice President and Chief Financial Officer	2010 2009	$79,560 4,200	9,612 —	11,340(3) —	100,512 4,200

(1)	Includes director fees of $7,200 and $7,150 for fiscal years ended September 30, 2010 and 2009, respectively.
(2)

Consists of matching contributions under 401(k) plan of $1,352 for fiscal year ended September 30, 2009, and $6,277 for fiscal year ended September 30, 2010. Also reflects $14,455 for shares of common stock allocated to Mr. Solomon’s account pursuant to the ESOP for fiscal year ended September 30, 2010.

(3)	Reflects $11,340 for shares of common stock allocated to Ms. Beal’s account pursuant to the ESOP for fiscal year ended September 30, 2010.

Benefit Plans and Arrangements

Employment Agreements.  Effective upon completion of the conversion to stock form, Fairmount Bank entered into a new employment agreement with Mr. Solomon. Also upon completion of the conversion, Fairmount Bancorp, Inc. entered into a separate employment agreement with Mr. Solomon, which has essentially identical provisions as the new Fairmount Bank agreement, except that the employment agreement provides that Fairmount Bancorp, Inc. will make any payments not made by Fairmount Bank under its agreement with Mr. Solomon and that Mr. Solomon will not receive any duplicate payments. Our continued success depends to a significant degree on the skills and competence of our President and Chief Executive Officer, and the employment agreements are intended to ensure that we maintain a stable management base following the offering.

The employment agreements each provide for three-year terms, subject to annual renewal by the board of directors for an additional year beyond the then-current expiration date. The initial aggregate base salary under the employment agreements is $125,580. The Company and Fairmount Bank will apportion between us the aggregate base salary, based upon the services rendered by Mr. Solomon to us and to Fairmount Bank. The agreements also provide for participation in employee benefit plans and programs maintained for the benefits of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of Mr. Solomon’s employments for cause, as defined in each of the agreements, he would receive no further compensation or benefits under the agreements. If we terminate Mr. Solomon for reasons other than for cause or if he terminates voluntarily under specified circumstances that constitute constructive termination, he will receive an amount equal to the base salary and cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreement. We will also continue to pay for his life, health and dental coverage for up to three years, with the executive responsible for his share of the employee premium.

If Mr. Solomon terminates employment for any reason other than for cause within 12 months following a change in control, he will receive the greater of (a) the amount he would have received if we terminated him for a reason other than for cause or if he voluntarily terminated under specified circumstances that constitute constructive termination (as described in the immediately preceding paragraph), or (b) three times his prior five-year average of taxable compensation less one dollar. We will also continue to pay for his life, health and dental coverage for up to three years.

Change in Control Severance Agreement.  Upon completion of the conversion, we entered into change in control severance agreements with two of our employees, Jodi L. Beal, our Vice President, Chief Financial Officer and Treasurer, and Lisa A. Cuddy, our Vice President-Bank Operations. The discussion under this heading describes the material provisions under these change in control severance agreements.

We entered into these agreements because the banking industry has been consolidating for a number of years, and we do not want our key employees distracted by a rumored or actual change in control. Further, if a change in control should occur, we want our key employees to be focused on the business of the organization and the interests of stockholders. In addition, we think it is important that our key employees can react neutrally to a potential change in control and not be influenced by personal financial concerns. We believe these agreements are consistent with market practices and will assist us in retaining our talented employees.

Under these agreements, Ms. Beal and Ms. Cuddy are entitled to collect severance benefits not in excess of 12 months base salary in the event that (i) the employee voluntarily terminates employment within 90 days of an event that both occurs during a protected period and constitutes good reason, (ii) the employee’s employment is terminated for any reason other than just cause during a protected period, or (iii) the employee voluntarily terminates employment for any reason other than just cause within 30 days after a change in control, provided that any such termination constitutes a separation from service. The “protected period” is the period beginning three months before a change in control and ending on the later of the third anniversary of the change in control or the expiration date of the agreement. The severance payment is one year’s base salary.

401(k) Plan.  Fairmount Bank has established a tax-advantaged safe harbor 401(k) program for its employees in order to encourage them to save for their retirement. Fairmount Bank pays all administrative expenses and provides a 100% employee match up to 4% of a participating employee’s annual salary. The 401(k) Plan will not invest in Fairmount Bancorp, Inc. common stock.

Employee Stock Ownership Plan and Trust.  We implemented the ESOP in connection with the stock offering. Employees who are at least 21 years old with at least one year of employment with Fairmount Bank are eligible to participate. As part of the stock offering, the ESOP trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock to be issued. Collateral for the loan is the common stock purchased by the ESOP. The loan will be repaid principally from discretionary contributions by Fairmount Bank to the ESOP over a period of up to 10 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate on the loan equals the prime interest rate at the closing of the stock offering, and will adjust annually at the beginning of each calendar year. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Shares released from the suspense account will be allocated among ESOP participants on the basis of compensation in the year of allocation. Benefits under the plan will vest at the rate of 20% per year, and become fully vested upon completion of six years of service. Credit will be given for vesting purposes to participants for years of service with Fairmount Bank prior to the adoption of the plan, up to five years. A participant’s interest in his or her account under the ESOP will also fully vest in the event of termination of service due to participant’s early retirement, normal retirement, death, disability, or upon a change in control (as defined in the ESOP). Vested benefits will be payable in a lump sum or by payment in a series of equal annual installments over a period of five years, in the form of common stock and, to the extent the participant’s account contains cash, benefits will be paid in cash, unless the participant elects to receive his or her entire vested interest in the form of stock. Fairmount Bank’s contributions to the ESOP are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the ESOP cannot be estimated. Pursuant to SOP 93-6, we will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the ESOP will terminate.

Outstanding Equity Awards at the Year End.  There were no outstanding equity awards as of September 30, 2010 to the named executive officers.

Transactions with Certain Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Fairmount Bank to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features. Fairmount Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Fairmount Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors, and all loans and extensions of credit made to these individuals are made on substantially the same terms, including interest-rates and collateral, as those made to individuals unrelated to Fairmount Bank.

In addition, loans made by Fairmount Bank to a director or executive officer of Fairmount Bank must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of Fairmount Bank’s loans to its officers and directors and their related entities was $660,701 at September 30, 2010. As of September 30, 2010, these loans were performing according to their original terms.

All loans made by Fairmount Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Fairmount Bank, and did not present any unusual risk of collectability or have any other unfavorable features. Fairmount Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

Other Transactions.  Since October 1, 2007, there have been no transactions, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds of $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND

EXECUTIVE OFFICERS

Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of common stock, as well as shares beneficially owned by its directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding

Fairmount Bank Employee Stock Ownership Plan Trust 8216 Philadelphia Road Baltimore, MD 21237	35,523	8.0%

Directors and Executive Officers:
William G. Yanke	10,000	2.25%
Edward J. Lally	5,000	1.13
Mary J. Craig	10,000	2.25
Jay T. French	—	—
Joseph M. Solomon	15,000	3.38
Jodi L. Beal	10,000	2.25

All Directors and Executive Officers as a group (6 persons)	50,000(1)	11.26%

(1)  A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)  Excludes 35,523 shares of common stock owned by the ESOP Trust for the benefit of the employees of the Company and the Bank. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise. No shares have yet been allocated to participants in the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis. The Company believes that no officer or director of the Company failed to timely file such ownership reports during the year ended September 30, 2010, except for a late initial report on Form 3 filed by each of Messrs. Yanke, Lally, Solomon and Elliott and Ms. Craig and Beal subsequent to completion of the conversion. The Company is not aware of any 10% beneficial owners of its common stock.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Smith Elliott Kearns & Company, LLC to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Smith Elliott Kearns & Company, LLC for the Company’s fiscal year ending September 30, 2011. A representative of Smith Elliott Kearns & Company, LLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Smith Elliott Kearns & Company, LLC to the Company during fiscal 2010 and 2009:

The aggregate fees included in the Audit Fees category were fees billed for the audit of the Company’s or the Bank’s annual financial statements and for other services noted. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended September 30, 2010	Year Ended September 30, 2009
Audit Fees	$29,657	$18,321
Audit-Related Fees	63,110	—
Tax Fees	7,420	3,500
Other Fees	—	—

Audit Fees.  During 2010 and 2009, audit fees totaled $29,657 and $18,321, respectively. These fees relate to the audit of the Bank’s annual consolidated financial statements and to accounting consultation and research necessary to comply with generally accepted accounting standards.

Audit-Related Fees.  During 2010 and 2009, audit-related fees totaled $63,110 and $-0-, respectively. The fees during 2010 relate primarily to services rendered in connection with the Bank’s stock conversion and the related stock offering by the Company.

Tax Fees.  There were $7,420 and $3,500 in tax fees billed to the Company by Smith Elliott Kearns & Company, LLC during 2010 or 2009, respectively.

All Other Fees.  There were no fees billed to the Company by Smith Elliott Kearns & Company, LLC during the past two fiscal years that are not described above.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. None of the audit fees, audit related fees and other fees paid in 2010 and 2009 were approved per the Audit Committee’s pre-approval policies, which had not been implemented at the time such fees were paid.

In 2010 and 2009, there were no fees paid to Smith Elliott Kearns & Company, LLC that were not pre-approved by the Audit Committee.

In order to ratify the selection of Smith Elliott Kearns & Company, LLC as the independent registered public accounting firm for the 2011 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The Board of Directors recommends a vote “FOR” the ratification of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the 2011 year.

REPORT OF THE AUDIT COMMITTEE

Management has the primary responsibility for the Company’s internal controls and financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements to determine that the Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended September 30, 2010;

•

discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, Communications with Audit Committees; and

•

received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committee Concerning Independence), and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2010. In addition, the Audit Committee recommended that the Board of Directors appoint Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2011, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

William G. Yanke

Mary J. Craig

PROPOSAL 3 – ADOPTION OF A NON-BINDING RESOLUTION TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to stockholder vote to approve the compensation of the Company’s named executive officers disclosed in this proxy statement.

The executive officers named in the summary compensation table and deemed to be a “named executive officers” are Joseph M. Solomon and Jodi L. Beal. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives stockholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The stockholder vote on this proposal is not binding on the Board of Directors or the Compensation Committee and cannot be construed as overruling any decision made by the Board or the Committee. However, the Board of Directors and the Compensation Committee will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO

APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that, not less frequently than once every six years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to stockholder vote to determine whether the stockholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking an advisory stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Setting an advisory vote every three years will be the most effective timeframe for the Company to respond to stockholder feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results.

The advisory vote on this proposal is not binding on the Company or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of the Company will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to stockholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of “THREE YEARS” for future non-binding resolutions to approve the compensation of our named executive officers.

PROPOSAL 5 – TO APPROVE THE 2010 STOCK OPTION PLAN

General

Upon the unanimous recommendation of the Compensation Committee, and subject to stockholder approval, on December 15, 2010, the Board of Directors adopted the 2010 Stock Option Plan, which is designed to attract and retain qualified officers, other employees and non-employee directors, provide officers, other employees and non-employee directors with a proprietary interest in the Company as an incentive to contribute to its successes, and reward officers, employees and non-employee directors for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”). The options will be available for grants to officers, other employees and directors of the Company and any subsidiary, including Fairmount Bank, except that non-employee directors will be eligible to receive only awards of non-qualified options. If stockholder approval is obtained at the Annual Meeting, options to acquire shares of common stock will be awarded to officers, other employees and non-employee directors with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Exhibit A to this proxy statement.

Administration.  The Stock Option Plan will be administered and interpreted by the Compensation Committee of the Board of Directors that is currently comprised of Messrs. Yanke and French and Ms. Craig.

Number of Shares Covered by the Stock Option Plan.  A total of 44,403 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan, which is equal to 10.0% of the currently outstanding common stock. The Stock Option Plan provides that grants to each officer or other employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate shall not exceed 30% of the number of shares available under the Stock Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option will be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options.  Under the Stock Option Plan, the Board of Directors, or the committee appointed by the Board, will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors), will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of the Company’s common stock).

Vesting.  Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant’s employment or service with the Company or any subsidiary is terminated. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his or her employment or service because of death or disability or as of the effective date of a change in control.

Duration of Options.  Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: 10 years after its date of grant or six months after the date on which the optionee’s employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his or her employment or service as a result of disability or retirement without having fully exercised his or her options, the optionee will have three years following termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his or her employment or service with the Company following a change in control without having fully exercised his or her options, the optionee shall have the right to exercise such options during the remainder of the original 10 year term of the option. However, failure to exercise incentive stock options within 90 days after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his or her options, the optionee’s executors, administrators, legatees or distributes of his or her estate will have the right to exercise such options during the one-year period following death. In no event may any option be exercisable more than 10 years from the date it was granted.

Executive officers and directors must either exercise or forfeit their options granted under the Stock Option Plan in the event Fairmount Bank becomes critically undercapitalized under applicable federal regulations, is subject to Office of Thrift Supervision enforcement action, or receives a capital directive under applicable federal regulations.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, may be exercisable only by the optionee or his or her guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee’s spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of 10 years from the date of Board approval, assuming approval of the Stock Option Plan by the Company’s stockholders. Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

Expected Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee.

Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, the participant may be subject to a 20% excise tax, and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance based” within the meaning of Code Section 162(m) in certain circumstances. The Stock Option Plan is designed to meet the requirements of Code Section 162(m). The Company believes that the likelihood of any impact from the deduction limitation in Section 162(m) is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  The Company will recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Stockholder Approval.  No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders at the Annual Meeting. Stockholder approval of the Stock Option Plan will also satisfy the federal tax requirements. If the Stock Option Plan receives stockholder approval, the Company will register with the SEC (on a Registration Statement on Form S-8 to be filed under the Securities Act of 1933, as amended) the shares of common stock that would be issuable under the Plan.

New Plan Benefits.  Although the Compensation Committee expects to act after receipt of stockholder approval to grant options under the Stock Option Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined. The Compensation Committee has not yet determined what awards it will grant under the Stock Option Plan.

PROPOSAL 6 – TO APPROVE THE 2010 RECOGNITION

AND RETENTION PLAN AND TRUST AGREEMENT

General

Upon the unanimous recommendation of the Compensation Committee, and subject to stockholder approval, on December 15, 2010, the Board of Directors adopted the 2010 Recognition and Retention Plan and Trust Agreement, which is designed to enable the Company to provide officers, other employees and non-employee directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, other employees and non-employees directors of the Company who are selected by the Board of Directors or members of a committee appointed by the Board will be eligible to receive benefits under the Plan. If stockholder approval is obtained at the Annual Meeting, shares will be granted to officers, other employees and non-employee directors as determined by the Compensation Committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit B to this proxy statement.

Administration.  The Compensation Committee of the Board of Directors of the Company, which currently consists of Messrs. Yanke and French and Ms. Craig, will administer the Recognition and Retention Plan and Trust Agreement. The initial trustees of the Trust established pursuant to the Plan will be Joseph M. Solomon and Jodi L. Beal.

Number of Shares Covered by the Recognition and Retention Plan.  Upon stockholder approval of the Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase 17,761 shares of common stock, or 4.0% of the outstanding common stock. These shares may be acquired through open market purchases to the extent available, or the Company may issue previously unissued shares or treasury shares to the Recognition and Retention Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company’s book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan and Trust Agreement will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all stockholder rights with respect to shares which have been earned and distributed under the Plan. However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards would be held by the Trust for the benefit of the recipients of Plan share awards, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the Plan share awards are earned.

If a recipient terminates employment or service for reasons other than death, disability or change in control, the recipient would forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service terminates due to death or disability shall be deemed earned as of the recipient’s last day of employment or service and shall be distributed as soon as practicable thereafter. In the event of a change in control of the Company, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Expected Federal Income Tax Consequences.  In general, recipients of awards under the Recognition and Retention Plan and Trust Agreement would recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A recipient of a Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of awards in the year in which such amounts are included in income.

Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, the participant may be subject to a 20% excise tax, and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code Section 162(m) in certain circumstances.

The above description of tax consequences under the federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  The Company would recognize compensation expense as shares of common stock granted pursuant to the Plan vest. The amount of compensation expense recognized for accounting purposes would be based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market at the time of vesting for tax purposes, unless the grants are performance based. In such event, the fair market value on the date of vesting will be recognized as compensation expense. The vesting of plan share awards would have the effect of increasing the Company’s compensation expense and would be a factor in determining the Company’s earnings per share on a fully diluted basis.

Stockholder Approval.  No awards would be granted under the Plan unless the Recognition and Retention Plan and Trust Agreement is approved by our stockholders at the Annual Meeting. If the Recognition and Retention

Plan and Trust Agreement receives stockholder approval, the Company will register with the SEC (on a Registration Statement on Form S-8 to be filed under the Securities Act of 1933, as amended) the shares of common stock that would be issuable under the Plan.

Shares to be Granted.  The Board of Directors of the Company adopted the Recognition and Retention Plan and the Trust Agreement and the Compensation Committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of the Company and Fairmount Bank. The Recognition and Retention Plan and Trust Agreement provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan and Trust Agreement, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan and Trust Agreement.

New Plan Benefits.  Although, the Compensation Committee expects to act after receipt of stockholder approval to issue awards under the Recognition and Retention Plan and Trust Agreement, the timing of any such awards, the individual recipients and the specific amounts of such awards have not been determined. The Compensation Committee has not yet determined what awards it will grant under the Recognition and Retention Plan and Trust Agreement

The Board of Directors recommends that you vote FOR adoption of the 2010 Recognition and

Retention Plan and Trust Agreement

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH

THE BOARD OF DIRECTORS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 8216 Philadelphia Road, Baltimore, MD 21237, no later than November 16, 2011. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company, at 8216 Philadelphia Road, Baltimore, MD 21237, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed.

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

•	not forward the communication if it is a primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request requirements for inclusion established by the Securities and Exchange Commission.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended September 30, 2010, accompanies this proxy statement. Such report is not part of the proxy solicitation materials.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an Annual Meeting of the Company or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not later than the close of business on the 90th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 90th day prior to the date of such annual meeting and not earlier than the close of business on the 120th day prior to the date of such annual meeting. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

A stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting. In addition, in the case of nominations to the Board of Directors, the stockholder’s notice must set forth any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the federal proxy rules. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefore. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF THE COMPANY’S 2010 ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2010, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS WRITTEN NOTIFICATION TO EDWARD J. LALLY, CORPORATE SECRETARY, FAIRMOUNT BANCORP, INC. 8216 PHILADELPHIA ROAD, BALTIMORE, MD 21237, OR CALL AT (410) 866-4500.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Edward J. Lally
Corporate Secretary

Baltimore, Maryland

January 14, 2011

EXHIBIT A

FAIRMOUNT BANCORP, INC.

2010 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Fairmount Bancorp, Inc. (the “Corporation”) hereby establishes this 2010 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.1      “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.2      “Bank” means Fairmount Bank, the wholly owned subsidiary of the Corporation.

3.3      “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.4      “Board” means the Board of Directors of the Corporation.

3.5      “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the

Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.5, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.6      “Code” means the Internal Revenue Code of 1986, as amended.

3.7      “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.8      “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.9      “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10    “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11    “Effective Date” means the date upon which the Board adopts this Plan.

3.12    “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13    “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15    “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16    “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17    “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18    “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19    “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20    “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21    “Option” means a right granted under this Plan to purchase Common Stock.

3.22    “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23    “Retirement” means:

  (a)      A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Fairmount Bancorp, Inc. Employee Stock Ownership Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Fairmount Bancorp, Inc. Employee Stock Ownership Plan, if such individual were a participant in that plan; provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

  (b)      With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.24    “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.25    “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.1      Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.2. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.2 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.2      Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the committee shall be (i) an “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times, but in no event less than one time per calendar year.

4.3      Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Federal Stock Charter or Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.4    Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification; provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.5      Compliance with Laws and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.6      Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder, noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.7      No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Option granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V

ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.1      Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 44,403 shares. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.2      Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF

OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may, but shall not be required to, request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him or her.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.1      Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement, which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate; provided, however, that they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his or her executed Stock Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option, but which fails to satisfy a requirement for Incentive Stock Options, shall continue to be valid and shall be treated as a Non-Qualified Option.

8.2      Option Exercise Price.

  (a)      Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than 100% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.9(b), and subject to any applicable adjustment pursuant to Article IX hereof.

  (b)      Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than 100% of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.3      Vesting and Exercise of Options.

  (a)      General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.3(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number; provided, however, that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

  (b)      Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his of her employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his or her death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.3(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.4      Duration of Options.

  (a)      General Rule.  Except as provided in Sections 8.4(b) and 8.9, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) 10 years after its date of grant or (ii) six months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three years. In no event shall an Option be exercisable more than 10 years after its date of grant. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.3(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

  (b)      Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his or her employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his or her Options, the Employee shall have the right, during the three year period following his or her termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his or her service as a Director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his or her Options, the Non-Employee Director shall have the right, during the three year period following his or her termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his or her employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his or her Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten year term (five year term for options subject to Section 8.9(b)) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his or her Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one year period following his or her death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.9(b), the original expiration date of the Option.

  (c)      Required Regulatory Provision.  Notwithstanding anything herein to the contrary, to the extent applicable, Officers and Directors of the Corporation must either exercise or forfeit their Options granted hereunder in the event the Bank becomes critically undercapitalized under applicable federal regulations, is subject to Office of Thrift Supervision enforcement action, or receives a capital directive under applicable federal regulations.

8.5      Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, “immediate family” includes, but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.5. Options which are transferred pursuant to this Section 8.5 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.6      Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.1 above.

8.7      Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

8.8      Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his or her name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.9      Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.1 to 8.8 above, to those contained in this Section 8.9.

  (a)      Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan(s) maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

  (b)      Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than 110% of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.4 or the expiration of five years from the date such Incentive Stock Option is granted.

  (c)      Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two years after the grant of such Incentive Stock Option or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.9(c).

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

9.1      General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.2      Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options; provided, however, that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without stockholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI

EMPLOYMENT RIGHTS

Neither the Plan, nor the grant of any Options hereunder, nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.1      Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.9(c).

12.2      Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.1      Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by stockholders and no later than the termination of the Plan; provided, however, that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

13.2      Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of 10 years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted, and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV

STOCKHOLDER APPROVAL

The Corporation shall submit this Plan to stockholders for approval at a meeting of shareholders of the Corporation held within 12 months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder. In addition to any other stockholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by stockholders of the Corporation.

ARTICLE XV

MISCELLANEOUS

To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Maryland.

EXHIBIT B

FAIRMOUNT BANCORP, INC.

2010 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.1      Fairmount Bancorp, Inc. (the “Corporation”) hereby establishes the 2010 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2010 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.2      The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.1      “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.2      “Bank” means Fairmount Bank, the wholly owned subsidiary of the Corporation.

3.3      “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.4      “Board” means the Board of Directors of the Corporation.

3.5      “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.5, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.6      “Code” means the Internal Revenue Code of 1986, as amended.

3.7      “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.8      “Common Stock” means shares of the common stock, par value $.01 per share, of the Corporation.

3.9      “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10    “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11    “Effective Date” means the day upon which the Board adopts this Plan.

3.12    “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13    “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15    “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16    “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17    “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18    “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19    “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20    “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21    “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.1      Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an (i) an “outside director” within the meaning of Section 162 (m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.2      Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee; provided, however, that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.3      Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Federal Stock Charter Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.4      Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification; provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.5      Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.6      Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.7      No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V

CONTRIBUTIONS

5.1      Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.2      Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.2 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 17,761 shares of Common Stock, subject to adjustment as provided in Section 9.1 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from holders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.1 hereof.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.1      Awards.  Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may, but shall not be required to, request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

6.2      Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.1 that a Plan Share Award to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the

Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.3      Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.1      Earning Plan Shares; Forfeitures.

  (a)      General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than 20% of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.1 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

  (b)      Exception for Termination Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.1(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.1(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.2      Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.3      Distribution of Plan Shares.

  (a)      Timing of Distributions: General Rule.  Subject to the provisions of Section 7.5 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

  (b)      Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

  (c)      Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

  (d)      Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his or her distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.4      Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion. Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.5      Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.2. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII

TRUST

8.1      Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.2      Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

  (a)      To invest up to 100% of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

  (b)      To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

  (c)      To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

  (d)      To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

  (e)      To employ brokers, agents, custodians, consultants and accountants.

  (f)      To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

  (g)      To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.3      Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.4      Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.5      Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.1      Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.2      Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been fully earned, are surrendered, or expire or are forfeited in accordance with their terms.

9.3      Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.4      Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.2 and 7.4 above, prior to the time said Plan Shares are actually earned and distributed to him or her.

9.5      Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Maryland.

9.6      Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and prior to the termination of the Plan. The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s stockholders.

9.7      Term of Plan.  This Plan shall remain in effect until the earlier of 10 years from the Effective Date, termination by the Board, or the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.8      Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

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IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 15th day of December, 2010.

FAIRMOUNT BANCORP, INC.		TRUSTEES:

By:	/s/ Joseph M. Solomon	By:	/s Joseph M. Solomon
	President and Chief Executive Officer		Trustee

		By:	/s/ Jodi L. Beal
Trustee

z			{
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FAIRMOUNT BANCORP, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FAIRMOUNT BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 23, 2011 AND AT ANY ADJOURNMENT THEREOF.

   The undersigned, being a stockholder of Fairmount Bancorp, Inc. (the “Company”), hereby appoints Edward J. Lally and Mary R. Craig, with full powers of substitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on January 4, 2011 at the Annual Meeting of Stockholders to be held at the Company’s executive office, 8216 Philadelphia Road, Baltimore, Maryland 21237, on February 23, 2011, at 4:00 p.m., local time, or any adjournment thereof.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

		For	With- hold	For All Except
1.	ELECTION OF DIRECTORS: Nominees for a three year term: William G. Yanke and Joseph M. Solomon	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	PROPOSAL to ratify the appointment of Smith Elliott Kearns & Company, LLC as the Company’s Independent registered public accounting firm for the year ending September 30, 2011.	☐	☐	☐

3.	PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officer.	☐	☐	☐

	Every Three Years	Every Two Years	Every Year	Abstain
4.	ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers. ☐	☐	☐	☐

		For	Against	Abstain
5.	Proposal to approve the Fairmount Bancorp, Inc. 2010 Stock Option Plan.	☐	☐	☐

6.	Proposal to approve the Fairmount Bancorp, Inc. 2010 Recognition and Retention Plan and Trust Agreement.	☐	☐	☐

7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, AND RECOMMENDS THAT YOU VOTE FOR THE THREE-YEAR FREQUENCY OPTION IN PROPOSAL 4.

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1, 2, 3, 5 and 6, and will be voted “FOR” the THREE-YEAR frequency option in Proposal 4, If any other business is presented at the Annual Meeting, including whether or not to adjourn the Meeting, this proxy will be voted by the proxies on such matters as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve, and on matters incident to the conduct of the Meeting.

x	y

¿	Detach above card, sign, date and mail in postage paid envelope provided.	¿

FAIRMOUNT BANCORP, INC.

BALTIMORE, MARYLAND

The Board of Directors recommends that you vote (i) FOR the nominees for director, (ii) FOR the ratification of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2011, (iii) FOR the non-binding resolution to approve the compensation of our named executive officer, (iv) FOR three years on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, (v) FOR the proposal to approve the Fairmount Bancorp, Inc. 2010 Stock Option Plan, and (vi) FOR the proposal to approve the Fairmount Bancorp, Inc. 2010 Recognition and Retention Plan and Trust Agreement.

The above signed hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Fairmount Bancorp, Inc., to be held on February 23, 2011, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.

Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.

PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

   Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 23, 2011. The proxy statement and the Annual Report on Form 10-K for the year ended September 30, 2010 are available on the internet at http://www.cfpproxy.com/6839.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

6839